COVID-19 Update April 23, 2020 Exhibit 99.1

Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of federal securities laws. Investors and prospective investors should understand that many factors govern whether any forward-looking statement contained herein will be or can be realized. Any one of those factors could cause actual results to differ materially from those projected. Examples of forward-looking statements in this presentation include, but are not limited to, statements and expectations regarding NiSource’s or any of its subsidiaries' plans, strategies, objectives, expected performance, expenditures, recovery of expenditures through rates, stated on either a consolidated or segment basis, and any and all underlying assumptions and other statements that are other than statements of historical fact. All forward-looking statements are based on assumptions that management believes to be reasonable; however, there can be no assurance that actual results will not differ materially. Factors that could cause actual results to differ materially from the projections, forecasts, estimates, and expectations discussed in this presentation include, among other things the ongoing impact of the coronavirus (COVID-19) pandemic; NiSource’s debt obligations; any changes in NiSource’s credit rating or the credit rating of certain of NiSource's subsidiaries; NiSource’s ability to execute its growth strategy; changes in general economic, capital and commodity market conditions; pension funding obligations; economic regulation and the impact of regulatory rate reviews; NiSource's ability to obtain expected financial or regulatory outcomes; NiSource’s ability to adapt to, and manage costs related to, advances in technology; any changes in our assumptions regarding the financial implications of the Greater Lawrence Incident; compliance with the agreements entered into with the U.S. Attorney’s Office for the District of Massachusetts to settle the U.S. Attorney’s Office investigation relating to the Greater Lawrence Incident; the pending sale of the Columbia Gas of Massachusetts business, including the terms and closing conditions under the asset purchase agreement; potential incidents and other operating risks associated with our business; our ability to obtain sufficient insurance coverage; the outcome of legal and regulatory proceedings, investigations, incidents, claims and litigation; any damage to NiSource's reputation, including in connection with the Greater Lawrence Incident; compliance with environmental laws and the costs of associated liabilities; fluctuations in demand from residential and commercial customers; economic conditions of certain industries; the success of NIPSCO's electric generation strategy; the price of energy commodities and related transportation costs; the reliability of customers and suppliers to fulfill their payment and contractual obligations; potential impairments of goodwill or definite-lived intangible assets; changes in taxation and accounting principles; the impact of an aging infrastructure; the impact of climate change; potential cyber-attacks; construction risks and natural gas costs and supply risks; extreme weather conditions; the attraction and retention of a qualified work force; the ability of NiSource's subsidiaries to generate cash; NiSource’s ability to manage new initiatives and organizational changes; the performance of third-party suppliers and service providers; changes in the method for determining LIBOR and the potential replacement of the LIBOR benchmark interest rate; and other matters set forth in Item 1A, "Risk Factors" section of NiSource’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and in our Current Report on Form 8-K filed on April 8, 2020. A credit rating is not a recommendation to buy, sell or hold securities, and may be subject to revision or withdrawal at any time by the assigning rating organization. In addition, dividends are subject to board approval. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. NiSource expressly disclaims any duty to update, supplement or amend any of its forward-looking statements contained in this presentation, whether as a result of new information, subsequent events or otherwise, except as required by applicable law.

NiSource COVID-19 Immediate Actions Following CDC (Centers for Disease Control) and local guidelines around social distancing to ensure the health and safety of our employees and customers. Activated Incident Command Structure (ICS) to coordinate strategy, execution and communication across all seven states For Customers: Suspended shut-offs for non-payment and are offering flexible payment plans Temporarily suspended all non-essential work that would require our employees to enter customer homes and locations On-going and frequent communications For Communities: NiSource foundation donation of $1M to American Red Cross, Nearly $500K donated by the foundation to support operating company initiatives at the local level For Employees: ~75% working remotely Sequestering critical operations Completing work that requires little or no potential exposure Temperature checks for employees that need to enter company facilities More frequent cleaning of equipment and buildings Limiting company vehicles to one person Primary Focus on Customer and Employee Safety and Health 3

Incident Command Structure (ICS) Assessing COVID cases, conditions and mandates by location Implementing employee and customer health and mitigation plans Rolling out technology to maximize work from home capabilities Securing appropriate personal protective equipment and cleaning facilities Coordinating customer, employee and stakeholder messaging Monitoring impacts to supply chain and contractor networks Monitoring state by state conditions and determining steps to execute our plans safely for customers and employees Currently no Significant Impacts to Capital and Operating Plans

COVID-19 Business Implications Key Areas of Focus: Customer – impacts expected to lower revenue and cash flows Sales volume declines (Commercial and Industrial) Increased bad debt expense (due to shut-off moratorium and job losses) Long-term customer attrition Supply Chain – no material impacts at this time Contractor availability Utility materials and supplies Generation Strategy (except: Rosewater project could experience some delay) State Regulatory Environment – in current dialog across all jurisdictions Vulnerable customers Treatment of COVID-19 incremental expenses Procedural schedules Capital Markets and Liquidity – current liquidity remains sufficient for the next 12 – 24 months following recent financing activity with limited additional capital market needs Pension Expense and Contributions – well positioned with 98% funded plans at year-end 2019 CARES (Coronavirus Aid, Relief, and Economic Security Act) Legislation – constructive components to managing cash position Proactively Assessing and Planning for Potential Impacts to our Strategy and Plan

Customer Demand and Bad Debt


Retail Margins by Customer Class
9%
22%
69%
26%
35%
39%
15%
26%
59%
Gas
Electric
Total NiSource
Residential
Commercial
Industrial

Initial EPS Sensitivity to +/- 1% change in annual sales volumes*		
Customer Class	**Electric**	**Gas**
Residential	$0.01	$0.01
Commercial	$0.01	$0.01
Industrial	$0.01	$ —

- Customer Demand
  - Expect lower commercial and industrial sales
  - Potential for increased residential sales
- Rate Design
  - Gas Segment
    - Residential ~75% Fixed
    - Commercial ~45% Fixed
  - Electric Segment
    - Residential ~20% Fixed
    - Commercial ~25% Fixed
    - Large Industrial ~55% Fixed (includes demand ratcheting)
- Bad Debt
  - Expect higher expense
  - Bad debt primarily recovered in base rates.
  - Additional trackers exist in several states. See Appendix for details.

Rate Design and Periodic Base Rate Cases Mitigate Impacts

* Sensitivity may not be linear for large or prolonged volume changes

NiSource | NYSE: NI | nisource.com |
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Current Liquidity Actual 03/31/2020 Maturity Revolving Credit Facility $1,850 Feb. 20, 2024 Accounts Receivable Programs* 459 Less: Drawn on Credit Facility 500 Commercial Paper 237 Accounts Receivable Programs Utilized 459 L/C's Outstanding Under Credit Facility 10 Add: Cash & Equivalents 204 Net Available Liquidity $1,307 Liquidity and Financing Updates ($M) No Significant Long-Term Debt Maturities in 2020 or 2021 Term Loan Refinanced $850M term loan on April 1, 2020 Debt Issuances Issued $1.0B 10-year notes @ 3.60% on April 13, 2020 Expected to satisfy long-term debt capital needs for 2020 and 2021 Cash proceeds from CMA sale expected Q3 2020 Investment grade credit with stable outlook Most recent reaffirmation received April 3, 2020 Limited Additional Capital Market Needs, No Expected Changes to Dividend

Pension Plan As of year-end 2019: Funding percentage: 98% Discount rate: 3.12% Expected 2020 contributions: $3M Pension expense not impacted until pension plans are remeasured Drivers of expense: Discount rate 50bp change in discount rate = +/- ~$1M Asset valuations $100M change in asset valuation = +/- ~$7M Plan remeasurement not expected until year-end 2020 Pension tracker in MA, deferral in OH & PA Pension Expense and Contributions Not Impacted Until Remeasurement 8

Key Takeaways Continued Focus on Customer and Employee Safety and Health Currently no Significant Impacts to Capital and Operating Plans Proactively Assessing and Planning for Potential Impacts to our Long-Term Strategy and Plan Rate Design and Periodic Base Rate Cases Mitigate Impacts Limited Additional Capital Market Needs Expected During COVID-19 Challenges No Changes Expected to the Dividend Pension Expense and Contributions Not Impacted Until Remeasurement 9

Appendix: COVID-19 Update

Bad Debt Recovery Mechanisms Company Bad Debt Expense Included in Base Rates* Bad Debt Tracker Tracker Frequency Gas Distribution NIPSCO Gas Yes Gas cost only Quarterly Columbia Gas of Ohio Yes Gas cost and delivery charge Annual Columbia Gas of Pennsylvania Yes Partial Gas Cost only Quarterly Columbia Gas of Massachusetts Yes Gas cost only Semi-annual Columbia Gas of Virginia Yes Gas cost only Quarterly Columbia Gas of Maryland Yes Gas cost only Quarterly Columbia Gas of Kentucky Yes Gas cost only Quarterly Electric Operations NIPSCO Electric Yes None N/A Constructive Regulatory Mechanisms * Based on historical bad debt of ~1% of gross revenue

Company Revenue Decoupling/ Normalization Weather Normalization Gas Distribution NIPSCO Gas None None Columbia Gas of Ohio Straight Fixed Variable Rates for Residential and Small Commercial None Columbia Gas of Pennsylvania None Yes - Residential Columbia Gas of Massachusetts Yes (Decoupling) – All Classes None Columbia Gas of Virginia Yes (RNA*) – Residential Yes – Residential & Commercial Columbia Gas of Maryland Yes (RNA) – Residential Yes – Residential & Commercial Columbia Gas of Kentucky None Yes – Residential & Commercial Electric Operations NIPSCO Electric None (Demand Ratcheting Large Industrial Rates) None Revenue and Weather Normalization Mechanisms * Revenue Normalization Adjustment 12